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                                       FORM 8-A

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                Celerity Systems, Inc.
            --------------------------------------------------------------
                (Exact name of registrant as specified in its charter)



               Delaware                                  52-2050585
----------------------------------------              ------------------
(State of incorporation or organization)              (I.R.S. Employer
                                                      Identification No.)

9051 Executive Park Drive, Suite 302
         Knoxville, Tennessee                                      37923
-----------------------------------------                       -----------
(Address of principal executive offices)                         (zip code)


Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to                      Name of each exchange on which
    be so registered                         each class is to be registered
-------------------------                   --------------------------------
         None


    If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

    If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [x]

    Securities Act Registration statement file number to which this form relates: 333-33509

Securities to be registered pursuant to Section 12(g) of the Act:

                       Common Stock, par value $0.001 per share
                       ----------------------------------------
                                   (Title of class)



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

    Incorporated by reference to the information set forth under the heading "Description of Securities" contained in the Registration Statement on Form SB-2 (Registration No. 333-33509) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on August 29, 1996 and as thereafter amended.

ITEM 2.  EXHIBITS.

Exhibit No.   Exhibit
-----------   -------

   3.1 Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form SB-2 (Registration No. 333-33509) under the Securities Act of 1933, as amended).

   3.2 By-Laws (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form SB-2 (Registration No. 333-33509) under the Securities Act of 1933, as amended).

   4.1        Specimen Stock Certificate (incorporated by reference to Exhibit
              4.4 to the Registration Statement on Form SB-2 (Registration No. 333-33509) under the Securities Act of 1933, as amended).












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                                      SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


REGISTRANT:  CELERITY SYSTEMS, INC.


Date: October 28, 1997


By: /s/ Kenneth D. Van Meter
   -----------------------------------
    Name: Kenneth D. Van Meter
    Title: President and Chief Executive Officer






















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                                  INDEX TO EXHIBITS

                                                                    Sequentially
Exhibit No.   Exhibit                                             Numbered Page

    3.1 Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registration
              Statement on Form SB-2 (Registration No. 333-333-33509) under the Securities Act of 1933, as amended).

    3.2 By-Laws (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form SB-2 (Registration No. 333-33509) under the Securities Act of 1933, as amended).

    4.1       Specimen Stock Certificate (incorporated by reference to
              Exhibit 4.4 to the Registration Statement on Form SB-2 (Registration No. 333-33509) under the Securities Act of 1933, as amended).


















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